                                                                   EXHIBIT 99.4







              AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT


         This Amendment Number Two to Loan and Security Agreement ("Amendment") is entered into as of October 2, 1996, by and among NEOSTAR RETAIL GROUP, INC., operating as a debtor-in-possession, BABBAGE'S, INC., operating as a debtor-in-possession, and SOFTWARE, ETC. STORES, INC., operating as a debtor-in-possession (jointly "Borrowers"), on the one hand, and the financial institutions listed on the signature pages hereof (jointly "Lenders"), and FOOTHILL CAPITAL CORPORATION, as Agent for the Lenders, on the other hand, in light of the following:

         A. Borrowers, Lenders and Agent have previously entered into that certain Loan and Security Agreement, dated as of September 16, 1996 (as amended by that certain Interim Amendment to Loan and Security Agreement dated September 16, 1996, the "Agreement").

         B. Borrowers, Lenders and Agent desire to further amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrowers, Lenders and Agent hereby amend the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2.      AMENDMENTS.

                 (a) Section 1.1 of the Agreement is amended by changing the definitions of "General Intangibles" and "Voidable Transfer" to read as follows:

                                  "General Intangibles" means all of a Person's
                          present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty, franchise, or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims other than claims of any Borrower to transfers that are avoidable pursuant to provisions of the Bankruptcy Code), Accounts, and Negotiable Collateral.

                                  "Voidable Transfer" has the meaning set forth
                          in Section 18.7.


AMENDMENT NUMBER TWO TO
LOAN AND SECURITY AGREEMENT - Page 1

                 (b) Section 1.1 of the Agreement is hereby amended by adding the definition of "Amendment No. 2" in its entirety to read as follows:

                                  "Amendment No. 2" means that certain
                          Amendment Number Two to Loan and Security Agreement, dated as of October 2, 1996, by and between Borrowers and Lenders.

                 (c) Section 2.1(b) of the Agreement is hereby amended to read as follows:

                                  (b)      Advance Rate Adjustments and
                          Reserves. Anything to the contrary in Section 2.1(a) above notwithstanding, Agent may create reserves against or reduce its advance rates based upon Eligible Inventory for: (i) unpaid ad valorem taxes and sales taxes that may have priority over the Lenders' security interests; (ii) the Unpaid Amounts of the Carve-Out Amount as provided in the Bankruptcy Court Order; and (iii) upon three (3) Business Days' advance notice to Borrowers that Agent intends to do so because Agent has reasonably determined that there has occurred a Material Adverse Change.

                 (d) Section 2.11 (f) is hereby added to the Agreement in its entirety to read as follows:

                                  (f) Waiver Fee.  A waiver fee for each waiver
                          of the financial covenant(s) set forth in Section
                          6.11 that the Lenders, at their option, determine to grant, such fees not to exceed $175,000 per quarter, exclusive of a $175,000 waiver fee, which will be charged for the amendments to and waivers of the financial covenants as contemplated by Amendment No.
                          2. The first waiver fee following the transaction contemplated by Amendment No. 2 will be payable with the first waiver that the Lenders determine to grant. Notwithstanding the foregoing, the waiver fee will not be payable in connection with a waiver or amendment to the financial covenants set forth in
                          Section 6.11, so long as the waiver or amendment is necessitated as a response to the Borrowers' closing of more than two hundred (200) stores.

                 (e) Sections 4.5(b), (f), and (g) of the Agreement are hereby amended to read as follows:

                                  (b) At any time that an Event of Default has occurred and is continuing, sign such Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors,


AMENDMENT NUMBER TWO TO
LOAN AND SECURITY AGREEMENT - Page 2

                                  (f) At any time that an Event and Default has
                          occurred and is continuing, make, settle, and adjust all claims under such Borrower's policies of insurance, subject to landlord's rights regarding fixtures, and make all determinations and decisions with respect to such policies of insurance, and

                                  (g) At any time that any Event of Default has
                          occurred and is continuing, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary.

                 (f) Section 6.11(e) of the Agreement is hereby amended to read as follows:

                                  (e) Reorganization Expenses. Not pay
                          cumulative reorganization expenses in the Cases, excluding non-cash items, in excess of $3,850,000, as itemized in Schedule 6.11(e) attached hereto;

                 (g) Section 6.16 of the Agreement is hereby amended by deleting the last sentence thereof.

                 (h) Section 6.17 of the Agreement is hereby deleted in its entirety.

                 (i) Section 8.12 of the Agreement is hereby amended to read as follows:

                                  8.12     If the obligation of any Guarantor
                          under any Loan Document is limited or terminated by operation of law or by such Guarantor thereunder.

                 (j) Sections 9.1(k)(1) and (2) of the Agreement are hereby amended to read as follows:

                                  (1)      Agent shall give each Borrower with
                          rights in the Collateral that is being disposed of, each holder of a security interest in the Collateral who has filed with Agent a written request for notice and the Unsecured Creditors' Committee, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

                                  (2)      The notice shall be personally
                          delivered or mailed, postage prepaid, to (i) the applicable Borrower as provided in Section 12, at least five (5) days before the date fixed for the sale, or at least five (5) days


AMENDMENT NUMBER TWO TO
LOAN AND SECURITY AGREEMENT - Page 3
                          before the date on or after which the private sale or other disposition is to be made and (ii) the Unsecured Creditors' Committee c/o Traub, Bonacquist & Fox, 2415 Jefferson Point Dr., Arlington, Texas 76006-0622, Attention: Susan F. Balaschak, Esq., at least three (3) Business Days before the date fixed for the sale, or at least three (3) Business Days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                 (k) Schedule 6.11 to the Agreement is amended in its entirety and replaced by Schedule 6.11 attached to this Amendment.

                 (l) Schedule 6.11(e) attached to this Amendment is hereby incorporated in its entirety into the Agreement as Schedule 6.11(e) (Professional Fees and Reorganization Expenses) thereto.

         3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to the Lender Group that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

         4. NO DEFAULTS. Borrowers hereby affirm to the Lender Group that no Event of Default has occurred and is continuing as of the date hereof.

         5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following, each of which shall be a condition precedent hereto:

                 (a) Payment by Borrowers to Agent of an amendment fee in the aggregate amount of $175,000, such fee to be charged to Borrowers' loan account pursuant to Section 2.6(d) of the Agreement;

                 (b) Receipt by Agent of an executed copy of this Amendment;

                 (c) Entry by the Bankruptcy Court of the Bankruptcy Court Order; and

                 (d) Receipt by Agent of a copy of the support letter from the Unsecured Creditors' Committee ("Committee") to the Borrowers for presentation to the Borrowers' trade creditors to the effect that (i) the Committee supports the Agreement, as amended, and (ii) the Committee believes the Agreement, as amended, is fair and reasonable for the Borrowers.

         6. COSTS AND EXPENSES. Borrowers shall pay to Agent all of Agent's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.


AMENDMENT NUMBER TWO TO
LOAN AND SECURITY AGREEMENT - Page 4

         7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                      NEOSTAR RETAIL GROUP, INC.,
                      a Delaware corporation

                      By: /s/ OPAL FERRARO
                          ---------------------------------------------
                      Title: Vice President
                             ------------------------------------------


                      BABBAGE'S, INC.,
                      a Texas corporation

                      By: /s/ OPAL FERRARO
                          ---------------------------------------------
                      Title: Vice President
                             ------------------------------------------


                      SOFTWARE ETC. STORES, INC.,
                      a Delaware corporation

                      By: /s/ OPAL FERRARO
                          ---------------------------------------------
                      Title: Vice President
                             ------------------------------------------



                      FOOTHILL CAPITAL CORPORATION,
                      a California corporation,
                      as Agent and a Lender

                      By: /s/ KURT R. MARSDEN
                          ---------------------------------------------
                      Title: Assistant Vice President
                             ------------------------------------------



AMENDMENT NUMBER TWO TO
LOAN AND SECURITY AGREEMENT -Page 5

                        NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association

                        By: /s/ WILLIAM E. LIVINGSTONE IV
                           ----------------------------------------
                        Title: Senior Vice President
                              -------------------------------------


                        BANKERS TRUST COMPANY,
                        a New York banking corporation

                        By: /s/ MATTHEW SAVITZ
                           ----------------------------------------
                        Title:
                              -------------------------------------


                        GUARANTY FEDERAL BANK F.S.B.,
                        a federal savings bank

                        By: /s/ ROBERT S. HAYS
                           ----------------------------------------
                        Title: Vice President
                              -------------------------------------


                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR,
                        a French banking corporation

                        By: /s/ TIMOTHY L. POLVADO
                           ----------------------------------------
                        Title: Assistant Vice President
                              -------------------------------------


                        By: /s/ MARK A. HARRINGTON
                           ----------------------------------------
                        Title: Vice President and Regional Manager
                              -------------------------------------


AMENDMENT NUMBER TWO TO
LOAN AND SECURITY AGREEMENT- Page 6

         Each of the undersigned has executed a Continuing Guaranty in favor of the Lender Group respecting the obligations of the Borrowers owing to the Lender Group. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: (a) its Continuing Guaranty remains in full force and effect; (b) nothing in such Continuing Guaranty obligates the Lender Group to notify the undersigned of any changes in the financial accommodations made available to the Borrowers or to seek reaffirmations of the Continuing Guaranty; and (c) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.


                          CHASADA

                          By: /s/ OPAL FERRARO
                              ----------------------------------
                          Title: Chairman
                                 -------------------------------


                          AUGUSTA ENTERPRISES, INC.

                          By: /s/ OPAL FERRARO
                              ----------------------------------
                          Title: Chairman
                                 -------------------------------



AMENDMENT NUMBER TWO TO
LOAN AND SECURITY AGREEMENT-Page 7

                                 SCHEDULE P-1

                               PERMITTED LIENS

                          NEOSTAR RETAIL GROUP, INC.
                               BABBAGE'S, INC.
                          SOFTWARE ETC. STORES, INC.


1.      Property subject to lien: Xerox 5390 copier.
        Lienholder: Xerox Financing Corp.
        Amount of debt secured: $265,320

2.      Property subject to lien: Leased computer equipment.
        Lienholder: Verifone Financing, Inc., Portland, Oregon
        Amount of debt secured: $373,032

3. Property subject to lien: Leased warehouse equipment, including forklift trucks, exide batteries, orderpicker trucks, walkie rider, exide chargers, battery changing equipment, wire guidance system, and epoxy floor coating.
        Lienholder: Raymond Leasing Corporation
        Amount of debt secured: approximately $402,000

4. Property subject to contested mechanic's lien claim: Warehouse equipment, including conveyor system, crossbelt sorter and related equipment.
        Lienholder: Western Atlas, Inc.
        Amount of claim: $2,758,578.08

5. Property subject to contested mechanic's lien claim: Warehouse equipment, including high bay pallet storage racks, high density pallet flow racks, pick module structures, shelving and related equipment.
        Lienholder: UNARCO Material Handling, Inc.
        Amount of claim: $603,034.87

6.      Reclamation claims of trade creditors.

                                 SCHEDULE 6.11

                              FINANCIAL COVENANTS



Schedule 6.11
                        --------------------------------------------------------------------------------------------------
                                5-Oct-96        2-Nov-96       30-Nov-96       4-Jan-97        1-Feb-97        1-Mar-97
                        --------------------------------------------------------------------------------------------------

----------------------
TOTAL MARGIN TEST
----------------------

                        --------------------------------------------------------------------------------------------------
Minimum Total Margin            $  5,560,782    $10,183,213    $18,044,242     $37,255,826     $40,007,739     $36,324,535
                        --------------------------------------------------------------------------------------------------


                        --------------------------------------------------------------------------------------------------
                                5-Oct-96        2-Nov-96       30-Nov-96       4-Jan-97        1-Feb-97        1-Mar-97
                        --------------------------------------------------------------------------------------------------

----------------------
EBITDA TEST
----------------------

                        --------------------------------------------------------------------------------------------------
Minimum EBITDA                  ($3,432,270)    ($9,510,445)   ($6,351,167)    $16,567,814     $19,797,377     $17,789,299
                        --------------------------------------------------------------------------------------------------


                        --------------------------------------------------------------------------------------------------
                                5-Oct-96        2-Nov-96       30-Nov-96       4-Jan-97        1-Feb-97        1-Mar-97
                        --------------------------------------------------------------------------------------------------

----------------------
NET WORTH TEST
----------------------

                        --------------------------------------------------------------------------------------------------
Minimum Net Worth               $11,304,822     $ 7,830,363    $ 8,523,561     $25,340,507     $26,093,647     $24,693,895
                        --------------------------------------------------------------------------------------------------



                        --------------------------------------------------------------------------------------------------
                                5-Oct-96       19-Oct-96        2-Nov-96      30-Nov-96        1-Feb-97        1-Mar-97
                        --------------------------------------------------------------------------------------------------

----------------------
TRADE CREDIT TEST
----------------------

                        --------------------------------------------------------------------------------------------------
Minimum Trade Credit            $ 1,000,000     $ 6,000,000    $20,000,000     $30,000,000     $17,179,586     $18,781,903
                        --------------------------------------------------------------------------------------------------



                        --------------------------------------------------------------------------------------------------
                                5-Apr-97        3-May-97       31-May-97       5-Jul-97        2-Aug-97        30-Aug-97
                        --------------------------------------------------------------------------------------------------

----------------------
TOTAL MARGIN TEST
----------------------

                        --------------------------------------------------------------------------------------------------
Minimum Total Margin            $19,404,672     $15,189,296    $14,099,622     $12,532,726     $11,847,323     $11,667,779
                        --------------------------------------------------------------------------------------------------


                        --------------------------------------------------------------------------------------------------
                                5-Apr-97        3-May-97       31-May-97       5-Jul-97        2-Aug-97        30-Aug-97
                        --------------------------------------------------------------------------------------------------

----------------------
EBITDA TEST
----------------------

                        ---------------------------------------------------------------------------------------------------
Minimum EBITDA                  $ 1,698,763    ($ 2,058,172)   ($5,238,372)    ($9,377,204)    ($11,467,254)   ($10,896,071)
                        ---------------------------------------------------------------------------------------------------


                        ---------------------------------------------------------------------------------------------------
                                5-Apr-97        3-May-97       31-May-97       5-Jul-97        2-Aug-97        30-Aug-97
                        ---------------------------------------------------------------------------------------------------

----------------------
NET WORTH TEST
----------------------

                        ---------------------------------------------------------------------------------------------------
Minimum Net Worth               $24,876,384     $22,665,839    $19,859,615     $18,222,439     $14,705,684     $11,448,707
                        ---------------------------------------------------------------------------------------------------



                        ---------------------------------------------------------------------------------------------------
                                5-Apr-97        3-May-97       31-May-97       5-Jul-97        2-Aug-97        30-Aug-97
                        ---------------------------------------------------------------------------------------------------

----------------------
TRADE CREDIT TEST
----------------------

                        ---------------------------------------------------------------------------------------------------
Minimum Trade Credit            $13,113,205     $10,573,786    $14,949,300     $13,674,375     $13,783,347     $16,976,911
                        ---------------------------------------------------------------------------------------------------



                        ----------------------------------------------------------------------------------
                                4-Oct-97        1-Nov-97       29-Nov-97       3-Jan-98        31-Jan-98
                        ----------------------------------------------------------------------------------

----------------------
TOTAL MARGIN TEST
----------------------

                        ----------------------------------------------------------------------------------
Minimum Total Margin            $11,600,295     $11,858,238    $15,934,445     $32,025,546     $36,358,337
                        ----------------------------------------------------------------------------------



                        ----------------------------------------------------------------------------------
                                4-Oct-97        1-Nov-97       29-Nov-97       3-Jan-98        31-Jan-98
                        ----------------------------------------------------------------------------------

----------------------
EBITDA TEST
----------------------

                        ----------------------------------------------------------------------------------
Minimum EBITDA                  ($11,341,465)   ($10,584,693)  ($1,990,227)    $15,819,764     $20,424,722
                        ----------------------------------------------------------------------------------



                        ----------------------------------------------------------------------------------
                                4-Oct-97        1-Nov-97       29-Nov-97       3-Jan-98        31-Jan-98
                        ----------------------------------------------------------------------------------

----------------------
NET WORTH TEST
----------------------

                        ----------------------------------------------------------------------------------
Minimum Net Worth               $9,277,132      $5,949,026     $7,080,914      $23,397,209     $25,163,108
                        ----------------------------------------------------------------------------------



                        ----------------------------------------------------------------------------------
                                4-Oct-97        1-Nov-97       29-Nov-97       3-Jan-98        31-Jan-98
                        ----------------------------------------------------------------------------------

----------------------
TRADE CREDIT TEST
----------------------

                        ----------------------------------------------------------------------------------
Minimum Trade Credit            $16,365,291     $30,029,715    $37,675,694     $36,241,469     $20,030,005
                        ----------------------------------------------------------------------------------

                                SCHEDULE 6.11(E)

                  PROFESSIONAL FEES & REORGANIZATION EXPENSES



PROFESSIONAL                      RETAINER                  ADDITIONAL               TOTAL
--------------------------------------------------------------------------------------------------
Price Waterhouse                  $250,000                  $  600,000               $  850,000

Ernst & Young*                    $ 50,000                  $  150,000               $  200,000

Coopers & Lybrand                 $      0                  $  250,000               $  250,000

Traub, Bonacquist & Fox           $      0                  $  600,000               $  600,000***

Cox & Smith**                     $500,000                  $1,300,000               $1,800,000

Equity                            $      0                  $  100,000               $  100,000

Committee Expenses                $      0                  $   50,000               $   50,000
                                  --------                  ----------              -----------

Totals:                           $800,000                  $2,700,000               $3,850,000



*        Not a Reorganization Expense.

** A portion of fees will not be Reorganization Expenses. The total of fees failing to qualify as Reorganization Expenses payable to Cox & Smith and to Ernst & Young shall not exceed $350,000.

***      Further limitations:

         1. Total fees and expenses for Committee Expenses and to Traub, Bonacquist & Fox and to Coopers & Lybrand (collectively, the "Committee Group") shall not exceed, in the aggregate, $900,000, subject to the terms and restrictions of the Final Financing Order.

         2. As a sub-limit within the limit in Item 1, above, the total fees and expenses of the Committee Group to investigate the claims and liens of the pre-petition lender group will not exceed $75,000, in the aggregate.

         3. The Final Financing Order will provide that the Committee Group and each of the professionals referenced above may not seek payment of their respective fees and




Schedule 6.11(e)
                expenses in excess of their individual caps as set forth in this
               Schedule 6.11(e), except as specifically provided in Item 1 above, and shall not have any right to any amounts from other professionals who have not used the full amount of their individual caps or "carve out" amounts set forth in this Schedule 6.11(e).






Schedule 6.11(e)